SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20429
                                        FORM 8-K


                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): April 27, 2000

                                    ENERGYNORTH, INC.
                       (Exact name of registrant in its charter)
                                      _____________


        New Hampshire                   001-11441                 02-0363755
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



     1260 Elm Street, P.O. Box 329, Manchester, NH              03105-0329
        (Address of principal executive offices)                (zip code)



     Registrant's telephone number, including area code  (603) 625-4000



                                   Not Applicable
           (Former name of former address, if changed since last report)

Items 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not
Applicable

Item 5.  Other Events.

     On April 27, 2000, the Board of Directors of EnergyNorth, Inc. amended the Share Purchase Rights issued to shareholders under its Shareholder Rights Plan to extend the exercise period of the Rights for one year. The press release relating thereto is included herein as Exhibit 99.1.

Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits -

          99.1  -  Press Release.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, EnergyNorth, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        ENERGYNORTH, INC.
                                          (Registrant)



Dated: May 15, 2000                By: /s/ David A. Skrzysowski
                                   ____________________________________
                                   David A. Skrzysowski, Vice President
                                   and Controller

          Exhibit Index


               99.1 -    Press Release.